UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 18, 2012

Cytokinetics, Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

280 East Grand Avenue, South San Francisco, California		94080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 624 - 3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 18, 2012, Cytokinetics, Incorporated (the "Company") received notification from the NASDAQ Listing Qualifications Department of the NASDAQ Stock Market ("NASDAQ") that the Company’s application to list its common stock on The NASDAQ Capital Market has been approved, and that the Company’s securities will be transferred from The NASDAQ Global Market to The NASDAQ Capital Market at the opening of the business on December 20, 2012. The NASDAQ Capital Market is one of the three markets for NASDAQ-listed stock and operates in the same manner as The NASDAQ Global Market. Companies listed on The NASDAQ Capital Market must meet certain financial requirements and adhere to NASDAQ’s corporate governance standards. The Company’s common stock will continue to trade under the symbol "CYTK".

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

December 18, 2012	By:	/s/ Sharon Barbari

Name: Sharon Barbari
Title: Executive Vice President, Finance and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated December 18, 2012